                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A ("Registration Statement") of our report dated
December 11, 2000, relating to the financial statements and financial highlights which appear in the October 31, 2000 Annual Report to Shareholders of Chase Fleming H&Q Technology Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
New York, New York

February 26, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A ("Registration Statement") of our reports dated
December 11, 2000, relating to the financial statements and financial highlights which appear in the October 31, 2000 Annual Reports to Shareholders of Chase Vista Equity Funds and Chase Vista Fixed Income Funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
New York, New York

February 26, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A ("Registration Statement") of our report dated
December 11, 2000, relating to the financial statements and financial highlights which appear in the October 31, 2000 Annual Report to Shareholders of Chase Vista International Equity Funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
New York, New York

February 26, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A ("Registration Statement") of our report dated
December 11, 2000, relating to the financial statements and financial highlights which appear in the October 31, 2000 Annual Report to Shareholders of Chase Vista Bond Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
New York, New York

February 26, 2001